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		       SECURITIES AND EXCHANGE COMMISSION
			    Washington, D. C.   20549


				    FORM 8-K


				 CURRENT REPORT

			Pursuant to Section 13 or 15(d) of
			The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 5, 1999
						     ----------------


Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	       (Exact name of registrant as specified in its charter)

	      OHIO                                         31-0783294
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

 136 North Third Street, Hamilton, Ohio                       45025
(Address of principal executive offices)                    (Zip Code)


				(513) 867-3000
			(Registrant's telephone number)


				Not Applicable
	  (Former name or former address, if changed since last report)









			    Exhibit Index - Page 3

			       Page 1 of 3 Pages
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ITEM 5.  OTHER EVENTS
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On November 5, 1999, Ohio Casualty Corporation (the "Corporation") announced that Thomas A. Hayes, Executive Vice President and Chief Operating Officer of Ohio Casualty Corporation, is no longer associated with the corporation, effective immediately.

A copy of the press release issued by Ohio Casualty Corporation on November 5, 1999, concerning this change in its executive leadership is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.







				  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					     OHIO CASUALTY CORPORATION
					     -------------------------
						    (Registrant)



November 19, 1999                            /s/ Barry S. Porter
					     -----------------------------
					     Barry S. Porter, CFO/Treasurer
					     (on behalf of Registrant and
					      as Principal Accounting Officer)




			      Page 2 of 3 Pages


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				EXHIBIT INDEX
				-------------


			  Current Report on Form 8-K
			    Dated November 5, 1999


			   OHIO CASUALTY CORPORATION


Exhibit No.    Description
----------     -----------


    99.2 Press release dated November 5, 1999, announcing that Thomas A. Hayes is no longer associated with Ohio Casualty Corporation.










				Page 3 of 3 Pages